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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2005

Mac-Gray Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
1-13495 (Commission File Number)	04-3361982 (IRS Employer Identification No.)
22 Water Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02141 (Zip Code)

(617) 492-4040
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        Mac-Gray Corporation (the "Company") has revised the financial statements that were included as Exhibit 99.3 to the Company's Current Report on Form 8-K, dated August 1, 2005, in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005 and in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, in anticipation of the filing of a registration statement on Form S-4 with respect to an exchange offer related to the Company's 7 5/8% Senior Notes due 2015 (the "Notes") that were sold in August 2005, to include a footnote (Note 19 in the audited year-end financial statements, Note 13 in the unaudited interim financial statements for the fiscal quarter ended June 30, 3005 and Note 12 in the unaudited interim financial statements for the fiscal quarter ended March 31, 3005) relating to the guarantors of the Notes.

        The Company's audited consolidated financial statements at December 31, 2003 and 2004 and for each of the three years in the period ended December 31, 2004, as revised to include a guarantor disclosure footnote, are attached as Exhibit 99.1 hereto and incorporated herein by reference. The Company's unaudited condensed consolidated financial statements at June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, as revised to include a guarantor disclosure footnote, are attached as Exhibit 99.2 hereto and incorporated herein by reference. The Company's unaudited condensed consolidated financial statements at March 31, 2005 and for the three month periods ended March 31, 2005 and 2004, as revised to include a guarantor disclosure footnote, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

        The following exhibits are being furnished herewith:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of Mac-Gray Corporation at December 31, 2003 and 2004 and for each of the three years in the period ended December 31, 2004
99.2	Unaudited condensed consolidated financial statements of Mac-Gray Corporation at June 30, 2005 and for the six month periods ended June 30, 2005 and 2004
99.3	Unaudited condensed consolidated financial statements of Mac-Gray Corporation at March 31, 2005 and for the three month periods ended March 31, 2005 and 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAC-GRAY CORPORATION
Date: October 3, 2005	By:	/s/ MICHAEL J. SHEA Name: Michael J. Shea Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of Mac-Gray Corporation at December 31, 2003 and 2004 and for each of the three years in the period ended December 31, 2004
99.2	Unaudited condensed consolidated financial statements of Mac-Gray Corporation at June 30, 2005 and for the six month periods ended June 30, 2005 and 2004
99.3	Unaudited condensed consolidated financial statements of Mac-Gray Corporation at March 31, 2005 and for the three month periods ended March 31, 2005 and 2004

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX